UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22800

IVY HIGH INCOME OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

6300 Lamar Avenue,

Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

Insert Ivy High Income Opportunities Fund shareholder report file here.

Annual Report SEPTEMBER 30, 2018

Ivy High Income Opportunities Fund

The Fund’s common shares are listed on the New York

Stock Exchange and trade under the ticker symbol IVH

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle.

IVY INVESTMENTSSM refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY HIGH INCOME OPPORTUNITIES FUND

2

PRESIDENT’S LETTER	IVY HIGH INCOME OPPORTUNITIES FUND

SEPTEMBER 30, 2018 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

While most of the fiscal year remained relatively calm, market volatility returned toward the end of the period. As 2018 progressed, trade disputes, geopolitical tensions and uncertain global growth rates provided a choppy ride for investors.

Economic growth is poised to finish 2018 on solid footing, as global inflation remains somewhat tepid. We believe global gross domestic product (GDP) is on track for a 3.7% growth rate in 2018, taking into account some minor downward revisions to our forecast because of isolated emerging market weakness.

The U.S. continues to provide a strong foundation across the global economic stage. Domestic capital expenditures (capex) are solid and small business confidence is at an all-time high. In addition, consumer spending has held up well despite higher gasoline prices. We believe the U.S. growth rate will average around 3% annualized in 2018.

The deterioration in eurozone economic data seems to be waning following an agreement between the U.S. and European Union (EU) to discuss a reduction in tariffs on industrial goods. Brexit negotiations between the U.K. and EU continue to be choppy, which has caused some delays in anticipated capex spending for the eurozone. While we believe the two parties will come to a resolution for the U.K.’s exit from the EU prior to the March 2019 deadline, the ongoing negotiations may cause lingering economic tumult until a deal can be reached. We expect eurozone GDP growth at an average annual rate around 2% in 2018.

While the European Central Bank reduced the amount of its asset purchases during the third quarter, it has committed to keeping rates low for an extended period. We think that decision is likely to continue to support the EU economy. In addition, the Bank of England recently raised interest rates and we think it is set to continue increasing rates gradually, barring any unforeseen Brexit issues.

Much attention of late has been focused on emerging markets. China’s economy has been weaker because of a combination of deleveraging and the institution of new pollution controls on select industries. These factors, coupled with concerns about an escalating trade war with the U.S., have pushed China’s policymakers to begin to ease policy. We believe recent announcements of tax cuts and increased infrastructure spending in addition to lower interest rates will stabilize China’s economy during the fourth quarter.

Currency crises plagued Turkey and Argentina throughout the third quarter, which sent tremors through other emerging market economies, including South Africa. Emerging markets continue to face headwinds from longer term fundamental outlook; the international trade uncertainty and a strong U.S. dollar. We believe emerging markets continue to offer a sound longer term fundamental outlook; however, market volatility is likely to persist until there is more clarity surrounding potential risks.

Overall, expanding valuations and corporate earnings growth have been key drivers in the equity markets. We believe continued earnings growth will need to carry more of the burden going forward. We see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

We remain attuned to a range of risks investors may face in the current environment, and believe it is important to stay focused on the fundamentals and merits of individual market sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While those can affect every business and investor, we think the innovation and management skill within individual companies ultimately drive long-term stock prices.

Economic Snapshot

	9/30/2018	9/30/2017
S&P 500 Index	2,913.98	2,519.36
MSCI EAFE Index	1,973.60	1,973.81
10-Year Treasury Yield	3.05%	2.33%
U.S. unemployment rate	3.7%	4.2%
30-year fixed mortgage rate	4.72%	3.83%
Oil price per barrel	$73.25	$51.67

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy High Income Opportunities Fund and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2018	ANNUAL REPORT	3

MANAGEMENT DISCUSSION	IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

Chad A. Gunther

Below, Chad Gunther, portfolio manager of the Ivy High Income Opportunities Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2018. Mr. Gunther has been manager of the Fund since 2014 and has 20 years industry experience

For the 12 Months Ended September 30, 2018
Ivy High Income Opportunities Fund (Fund at net asset value)	6.68%
Ivy High Income Opportunities Fund (Fund at market price)	-2.47%

Investment Performance

During the fiscal year, the Fund outperformed its benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index, from a NAV perspective, but underperformed from a market price perspective based on the Fund’s traded discount in the market. The benchmark returned 2.94% during the period.

Positive contributors to performance include credit selection in the following loan categories: finance, grocery, oil and gas, personal non-durable consumer and retail, as well as credit selection in the following bond categories: telecom-wireline, gaming, financial services and specialty retail.

Detracting from performance were credit picks in media, cable and consumer goods along with underweights to the telecom-satellite and energy sectors.

Investment Environment

Over the past fiscal year, gains were driven by continued positive earnings growth supported by both consumer and business confidence, declining unemployment, wage growth, tax reforms and subdued inflation. The spread on the Fund’s benchmark declined from 356 basis points (bps) on September 30, 2017 to 316 bps on September 30, 2018. The effective yield of the benchmark over the past fiscal year has increased from 5.53% to 6.23% as of September 30, 2018.

As expected, the Federal Reserve (Fed) raised the federal funds rate four times over the past fiscal year and indicated its continued commitment to tightening financial conditions moving forward. The 10-year treasury yield continued to move higher from 2.31% on September 30, 2017 to 3.06% on September 30, 2018. During the same period, oil prices, as measured by WTI (West Texas Intermediate), had a similar trajectory going from $51.67 to $73.25.

During the fiscal year, outflows from the high yield asset class were approximately $30 billion while inflows into the leveraged loan asset class were approximately $11 billion. Defaults continued to remain low with $45 billion of paper defaulting during the fiscal year ($29 billion excluding iHeartMedia, Inc.). The default rate excluding iHeartMedia, Inc. was well below 2%.

Outlook

Although many firms on the street recommended a decrease from an allocation standpoint to high yield at the beginning of 2018, the asset class has been a top performer across fixed income. With lower credit quality bonds continuing to outperform higher credit quality bonds, the risk-on environment continues especially within non-investment grade bonds. In 2018, through the end of September, CCC credits are up 6.06% versus BB credits which were up 0.76%, as measured by the JP Morgan U.S. High Yield Index. Despite the instability experienced within a variety of asset classes as of late, high-yield credit spreads continued to decline into fiscal year end.

Even though high yield is more correlated to equities than other credit strategies, it historically has offered more downside protection than stocks in volatile times. It continues to be our view that the tailwinds from corporate and individual tax reform, along with deregulation and the resulting boost in consumer and business confidence will outweigh global trade worries and headwinds for now. However, if the Fed continues down the path of tightening monetary policy and there is no resolution to the trade negotiations with China, the path of least resistance in our opinion is to the downside.

We continue to be of the view that finding value in the high-yield market has become increasingly more difficult and considerable caution is warranted in making new investments. As such, we believe our continued process of bottom-up, in-depth fundamental research and analysis will guide us to those investments where the risk/reward is in our favor.

The investment return, price, yields, market value and NAV of a fund’s shares will fluctuate with market conditions. Closed-end funds frequently trade at a discount to their NAV, which may increase an investor’s risk of loss. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment. There is no assurance that the Fund will meet its investment objective.

4	ANNUAL REPORT	2018

Risk factors: The price of the Fund’s shares will fluctuate with market conditions and other factors. Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than with higher-rated bonds. Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

2018	ANNUAL REPORT	5

PORTFOLIO HIGHLIGHTS	IVY HIGH INCOME OPPORTUNITIES FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Total Return(1)	Share Price	NAV
1-year period ended 9-30-18	-2.47%	6.68%
5-year period ended 9-30-18	6.55%	7.09%
Commencement of operations (5-29-13) through 9-30-18	4.10%	7.23%

Share Price/NAV Performance
Commencement of operations (5-29-13) through 9-30-18

Share Price/NAV
Share Price	$14.26
NAV	$15.96
Discount to NAV(3)	-10.60%
Share Price Yield(4)	8.42%
Structural Leverage Ratio(5)	31.57%
Effective Leverage Ratio(6)	31.57%

Asset Allocation (%’s based on total investments)

Stocks	2.4%
Energy	1.0%
Financials	0.6%
Consumer Discretionary	0.5%
Consumer Staples	0.2%
Health Care	0.1%
Industrials	0.0%
Bonds	92.8%
Corporate Debt Securities	73.0%
Loans	19.8%
Borrowings(2)	-31.5%
Cash Equivalents+	4.8%

Quality Weightings (%’s based on total investments)

Non-Investment Grade	92.8%
BB	7.6%
B	52.4%
CCC	27.7%
Below CCC	0.8%
Non-rated	4.3%
Borrowings(2)	-31.5%
Cash Equivalents+ and Equities	7.2%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(1)

Past performance is not necessarily indicative of future performance. Total return is calculated by determining the percentage change in NAV or share price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Performance at share price will differ from results at NAV. Returns at share price can be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends. An investment in the Fund involves risk, including the loss of principal. Total return, share price, share price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the total number of shares outstanding. Holdings are subject to change daily.

(2)	The Fund has entered into a borrowing arrangement with Pershing LLC as a means of financial leverage. See Note 8 in the Notes to Financial Statements for additional information.

(3)	The premium/discount is calculated as (most recent share price/most recent NAV) -1.

(4)	Share price yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the share price per share at September 30, 2018.

(5)

Structural leverage consists of borrowings outstanding as a percentage of managed assets. Managed assets are the Fund’s total assets, including the assets attributable to the proceeds from any borrowings, minus liabilities other than the aggregate indebtedness entered into for the purpose of leverage.

(6)

The Fund’s effective leverage ratio includes both structural leverage and the leveraging effects of certain derivative instruments in the Fund’s portfolio (referred to as “portfolio leverage”), expressed as a percentage of managed assets. Portfolio leverage from the Fund’s use of forward foreign currency contracts is included in the Fund’s effective leverage values.

6	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 0.7%
True Religion Apparel, Inc. (A)(C)	34	$1,902

Broadcasting – 0.1%
Cumulus Media, Inc., Class A (A)	10	165

Total Consumer Discretionary – 0.8%		2,067
Energy

Oil & Gas Equipment & Services – 0.2%
Larchmont Resources LLC (A)(D)(E)	2	457

Oil & Gas Exploration & Production – 0.1%
Midstates Petroleum Co., Inc. (A)	32	284

Total Energy – 0.3%		741
Financials

Other Diversified Financial Services – 0.9%
J.G. Wentworth Co. (The) (C)(D)	249	2,427

Total Financials – 0.9%		2,427
Health Care

Pharmaceuticals – 0.1%
Concordia International Corp. (A)(B)	11	223

Total Health Care – 0.1%		223
Industrials

Air Freight & Logistics – 0.0%
BIS Industries Ltd. (C)(D)	804	55

Total Industrials – 0.0%		55

TOTAL COMMON STOCKS – 2.1%		$5,513
(Cost: $4,140)

PREFERRED STOCKS
Consumer Staples

Agricultural Products – 0.3%
Pinnacle Agriculture Enterprises LLC (A)(C)(D)	1,358	758

Total Consumer Staples – 0.3%		758
Energy

Oil & Gas Exploration & Production – 1.2%
Targa Resources Corp., 9.500% (D)	3	3,200

Total Energy – 1.2%		3,200

TOTAL PREFERRED STOCKS – 1.5%		$3,958
(Cost: $3,910)

CORPORATE DEBT SECURITIES	Principal		Value
Consumer Discretionary

Advertising – 0.2%
Acosta, Inc.,
7.750%, 10–1–22 (F)		$687	$234
Outfront Media Capital LLC and Outfront Media Capital Corp.,
5.625%, 2–15–24		387	391

			625

Automotive Retail – 0.7%
Allison Transmission, Inc.,
5.000%, 10–1–24 (F)		315	313
Penske Automotive Group, Inc.,
5.500%, 5–15–26		218	212
Sonic Automotive, Inc.,
5.000%, 5–15–23 (G)		1,379	1,300

			1,825

Broadcasting – 3.8%
Clear Channel International B.V.,
8.750%, 12–15–20 (F)		282	291
Clear Channel Outdoor Holdings, Inc.,
6.500%, 11–15–22 (G)		2,289	2,336
Clear Channel Worldwide Holdings, Inc., Series A,
7.625%, 3–15–20		54	54
Clear Channel Worldwide Holdings, Inc., Series B,
7.625%, 3–15–20 (G)		6,669	6,686
Sirius XM Radio, Inc.,
4.625%, 5–15–23 (F)(G)		887	878

			10,245

Cable & Satellite – 20.2%
Altice Financing S.A.:
6.625%, 2–15–23 (F)		832	838
7.500%, 5–15–26 (F)(G)		1,425	1,390
Altice France S.A.:
7.375%, 5–1–26 (F)(G)		3,970	3,974
8.125%, 2–1–27 (F)(G)		3,200	3,288
Altice S.A.:
7.250%, 5–15–22 (F)(H)	EUR	152	176
7.750%, 5–15–22 (F)(G)		$12,803	12,460
6.250%, 2–15–25 (F)(H)	EUR	184	199
7.625%, 2–15–25 (F)(G)(I)		$9,892	8,965
Altice U.S. Finance I Corp.:
5.375%, 7–15–23 (F)		1,026	1,038
5.500%, 5–15–26 (F)(G)		1,216	1,212
Block Communications, Inc.,
6.875%, 2–15–25 (F)		269	276
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.500%, 5–1–26 (F)		485	480
5.000%, 2–1–28 (F)(G)		1,642	1,543
CSC Holdings LLC,
5.375%, 2–1–28 (F)(G)		1,940	1,853
DISH DBS Corp.:
6.750%, 6–1–21 (G)		5,325	5,438
5.875%, 7–15–22 (G)		2,000	1,951
5.875%, 11–15–24		748	672
7.750%, 7–1–26		1,032	978

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite (Continued)
Neptune Finco Corp.:
10.125%, 1–15–23 (F)	$831	$909
6.625%, 10–15–25 (F)	394	415
10.875%, 10–15–25 (F)	594	690
VTR Finance B.V.,
6.875%, 1–15–24 (F)(G)	4,531	4,610

		53,355

Casinos & Gaming – 3.5%
Everi Payments, Inc.,
7.500%, 12–15–25 (F)(G)	1,684	1,701
Gateway Casinos & Entertainment Ltd.,
8.250%, 3–1–24 (F)	983	1,034
Golden Nugget, Inc.:
6.750%, 10–15–24 (F)(G)	2,466	2,501
8.750%, 10–1–25 (F)	452	474
Stars Group Holdings B.V. and Stars Group (U.S.) Co-Borrower LLC,
7.000%, 7–15–26 (F)	1,065	1,099
Studio City Finance Ltd.,
8.500%, 12–1–20 (F)(G)	1,100	1,103
Wynn Macau Ltd.:
4.875%, 10–1–24 (F)	340	320
5.500%, 10–1–27 (F)	964	903

		9,135

Education Services – 2.8%
Laureate Education, Inc.,
8.250%, 5–1–25 (F)(G)	6,858	7,344

Hotels, Resorts & Cruise Lines – 0.4%
Boyne USA, Inc.,
7.250%, 5–1–25 (F)	1,019	1,078

Leisure Facilities – 0.3%
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC,
5.375%, 4–15–27	877	853

Movies & Entertainment – 0.3%
WMG Acquisition Corp.,
5.500%, 4–15–26 (F)	780	774

Publishing – 0.6%
E.W. Scripps Co.,
5.125%, 5–15–25 (F)	142	136
MDC Partners, Inc.,
6.500%, 5–1–24 (F)(G)	1,695	1,500

		1,636

Restaurants – 0.7%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc.,
5.000%, 10–15–25 (F)(G)	1,878	1,798

2018	ANNUAL REPORT	7

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Consumer Services – 0.6%
Nielsen Co. (Luxembourg) S.a.r.l. (The),
5.500%, 10–1–21 (F)(G)	$1,071	$1,077
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4–15–22 (F)	375	366

		1,443

Specialty Stores – 1.7%
Arch Merger Sub, Inc.,
8.500%, 9–15–25 (F)(G)	2,976	2,794
Cumberland Farms, Inc.,
6.750%, 5–1–25 (F)	770	789
Party City Holdings, Inc.,
6.625%, 8–1–26 (F)	804	814

		4,397

Total Consumer Discretionary – 35.8%		94,508
Consumer Staples

Food Distributors – 0.9%
Performance Food Group, Inc.,
5.500%, 6–1–24 (F)	1,054	1,043
U.S. Foods, Inc.,
5.875%, 6–15–24 (F)	1,330	1,337

		2,380

Packaged Foods & Meats – 5.1%
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.),
7.750%, 10–28–20 (F)	200	203
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7–15–24 (F)(G)	1,892	1,864
5.750%, 6–15–25 (F)(G)	1,794	1,747
JBS USA Lux S.A. and JBS USA Finance, Inc.,
6.750%, 2–15–28 (F)(G)	1,282	1,274
Pilgrim’s Pride Corp.:
5.750%, 3–15–25 (F)	357	343
5.875%, 9–30–27 (F)	1,275	1,205
Post Holdings, Inc.:
5.500%, 3–1–25 (F)	346	343
5.000%, 8–15–26 (F)	523	495
5.750%, 3–1–27 (F)(G)	2,222	2,183
Simmons Foods, Inc.:
7.750%, 1–15–24 (F)	535	554
5.750%, 11–1–24 (F)(G)	4,255	3,260

		13,471

Total Consumer Staples – 6.0%		15,851
Energy

Oil & Gas Drilling – 1.7%
Ensco plc,
7.750%, 2–1–26	1,017	1,010
KCA Deutag UK Finance plc,
7.250%, 5–15–21 (F)(G)	1,793	1,690

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Drilling (Continued)
Offshore Drilling Holding S.A.,
8.375%, 9–20–20 (F)(G)(J)	$3,385	$1,777
Offshore Group Investment Ltd.,
0.000%, 11–1–19 (C)(K)	883	—	*

		4,477

Oil & Gas Equipment & Services – 1.3%
Brand Energy & Infrastructure Services, Inc.,
8.500%, 7–15–25 (F)	767	788
McDermott Escrow 1, Inc. and McDermott Escrow 2, Inc.,
10.625%, 5–1–24 (F)(G)	1,921	2,055
SESI LLC,
7.125%, 12–15–21	493	500

		3,343

Oil & Gas Exploration & Production – 5.1%
Bellatrix Exploration Ltd.,
8.500%, 5–15–20 (F)	1,215	744
Chesapeake Energy Corp.:
7.000%, 10–1–24	1,867	1,867
8.000%, 1–15–25 (I)	157	162
Crownrock L.P.,
5.625%, 10–15–25 (F)(G)	2,927	2,865
Endeavor Energy Resources L.P.:
5.500%, 1–30–26 (F)	1,014	1,014
5.750%, 1–30–28 (F)	728	728
Extraction Oil & Gas, Inc.,
5.625%, 2–1–26 (F)	1,377	1,219
Laredo Petroleum, Inc.,
6.250%, 3–15–23	339	339
Parsley Energy LLC and Parsley Finance Corp.,
5.625%, 10–15–27 (F)	683	685
Sanchez Energy Corp.,
7.250%, 2–15–23 (F)(I)	257	253
Seven Generations Energy Ltd.:
6.750%, 5–1–23 (F)(G)	1,866	1,922
5.375%, 9–30–25 (F)	975	948
Ultra Resources, Inc.,
6.875%, 4–15–22 (F)	565	268
Whiting Petroleum Corp.,
6.625%, 1–15–26	510	530

		13,544

Oil & Gas Refining & Marketing – 2.5%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10–1–24	468	476
6.375%, 7–1–26	158	161
Comstock Escrow Corp.,
9.750%, 8–15–26 (F)(G)	4,556	4,546
EP Energy LLC and Everest Acquisition Finance, Inc.,
7.750%, 5–15–26 (F)	793	812
QEP Resources, Inc.,
5.625%, 3–1–26	628	600

		6,595

Total Energy – 10.6%		27,959

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials

Consumer Finance – 1.1%
CURO Group Holdings Corp.,
8.250%, 9–1–25 (F)	$1,340	$1,290
Quicken Loans, Inc.,
5.750%, 5–1–25 (F)(G)	1,688	1,686

		2,976

Financial Exchanges & Data – 1.7%
Financial & Risk U.S. Holdings, Inc.:
6.250%, 5–15–26 (F)	1,068	1,067
8.250%, 11–15–26 (F)	3,526	3,505

		4,572

Insurance Brokers – 1.5%
NFP Corp.,
6.875%, 7–15–25 (F)(G)	3,971	3,971

Investment Banking & Brokerage – 0.1%
VHF Parent LLC,
6.750%, 6–15–22 (F)	340	351

Other Diversified Financial Services – 4.6%
Balboa Merger Sub, Inc.,
11.375%, 12–1–21 (F)(G)	2,687	2,868
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp.:
6.250%, 2–1–22 (G)	1,523	1,561
6.375%, 12–15–25	508	510
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK),
10.625%, 5–1–19 (F)(G)(L)	7,439	7,291

		12,230

Property & Casualty Insurance – 1.5%
Amwins Group, Inc.,
7.750%, 7–1–26 (F)	1,329	1,382
Hub International Ltd.,
7.000%, 5–1–26 (F)(G)	2,617	2,620

		4,002

Specialized Finance – 1.9%
Compass Group Diversified Holdings LLC,
8.000%, 5–1–26 (F)(G)	1,050	1,081
Hadrian Merger Sub, Inc.,
8.500%, 5–1–26 (F)(G)	1,931	1,844
Tervita Escrow Corp.,
7.625%, 12–1–21 (F)	529	546
TMX Finance LLC and TitleMax Finance Corp.,
11.125%, 4–1–23 (F)	1,581	1,581

		5,052

Thrifts & Mortgage Finance – 0.5%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.375%, 6–15–25 (F)	1,220	1,220

Total Financials – 12.9%		34,374

8	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care

Health Care Facilities – 1.2%
DaVita HealthCare Partners, Inc.,
5.125%, 7–15–24	$242	$234
MPH Acquisition Holdings LLC,
7.125%, 6–1–24 (F)	870	904
Surgery Center Holdings, Inc.,
8.875%, 4–15–21 (F)(G)(I)	1,863	1,940

		3,078

Health Care Supplies – 2.9%
Kinetic Concepts, Inc. and KCI USA, Inc.,
12.500%, 11–1–21 (F)(G)	2,213	2,435
Universal Hospital Services, Inc.,
7.625%, 8–15–20 (G)	5,152	5,171

		7,606

Health Care Technology – 1.7%
Verscend Holding Corp.,
9.750%, 8–15–26 (F)(G)	4,179	4,309

Life Sciences Tools & Services – 1.2%
Avantor, Inc.:
6.000%, 10–1–24 (F)	837	850
9.000%, 10–1–25 (F)(G)	2,242	2,312

		3,162

Pharmaceuticals – 2.5%
Concordia Healthcare Corp.,
8.000%, 9–6–24	177	173
HLF Financing S.a.r.l. LLC and Herbalife International, Inc.,
7.250%, 8–15–26 (F)	375	381
Jaguar Holding Co. II and Pharmaceutical Product Development LLC,
6.375%, 8–1–23 (F)(G)	1,061	1,069
Valeant Pharmaceuticals International, Inc.:
5.500%, 3–1–23 (F)	48	46
5.500%, 11–1–25 (F)	488	487
9.000%, 12–15–25 (F)	351	378
9.250%, 4–1–26 (F)	1,042	1,124
8.500%, 1–31–27 (F)	792	832
VPII Escrow Corp.,
7.500%, 7–15–21 (F)	829	844
VRX Escrow Corp.:
5.875%, 5–15–23 (F)	777	754
6.125%, 4–15–25 (F)	715	680

		6,768

Total Health Care – 9.5%		24,923
Industrials

Aerospace & Defense – 3.2%
KLX, Inc.,
5.875%, 12–1–22 (F)(G)	3,543	3,660
TransDigm UK Holdings plc,
6.875%, 5–15–26 (F)	893	916

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7–15–22	$1,000	$1,016
6.500%, 7–15–24 (G)	2,260	2,316
6.500%, 5–15–25	471	480

		8,388

Building Products – 0.9%
Summit Materials LLC and Summit Materials Finance Corp.,
6.125%, 7–15–23 (G)	2,044	2,073
WESCO Distribution, Inc. (GTD by WESCO International, Inc.),
5.375%, 6–15–24	436	432

		2,505

Diversified Support Services – 1.0%
Ahern Rentals, Inc.,
7.375%, 5–15–23 (F)(G)	2,037	2,006
Ritchie Bros. Auctioneers, Inc.,
5.375%, 1–15–25 (F)	324	324
United Rentals (North America), Inc. (GTD by United Rentals, Inc.),
5.875%, 9–15–26	217	223

		2,553

Environmental & Facilities Services – 1.4%
GFL Environmental, Inc.:
5.625%, 5–1–22 (F)	339	328
5.375%, 3–1–23 (F)(G)	1,840	1,729
7.000%, 6–1–26 (F)	1,578	1,525
Waste Pro USA, Inc.,
5.500%, 2–15–26 (F)	198	194

		3,776

Security & Alarm Services – 1.2%
Prime Security Services Borrower LLC,
9.250%, 5–15–23 (F)(G)	3,102	3,318

Total Industrials – 7.7%		20,540
Information Technology

Application Software – 2.7%
Kronos Acquisition Holdings, Inc.,
9.000%, 8–15–23 (F)(G)	3,668	3,457
Solera LLC and Solera Finance, Inc.,
10.500%, 3–1–24 (F)(G)	3,379	3,703

		7,160

Data Processing & Outsourced Services – 2.9%
Alliance Data Systems Corp.,
5.375%, 8–1–22 (F)(G)	1,853	1,867
Italics Merger Sub, Inc.,
7.125%, 7–15–23 (F)(G)	5,170	5,292
j2 Cloud Services LLC and j2 Global, Inc.,
6.000%, 7–15–25 (F)	468	480

		7,639

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
IT Consulting & Other Services – 1.4%
Cardtronics, Inc. and Cardtronics USA, Inc.,
5.500%, 5–1–25 (F)	$294	$281
NCR Escrow Corp.,
6.375%, 12–15–23 (G)	1,765	1,798
Pioneer Holding Corp.,
9.000%, 11–1–22 (F)(G)	1,461	1,508

		3,587

Total Information Technology – 7.0%		18,386
Materials

Aluminum – 1.4%
Constellium N.V.:
6.625%, 3–1–25 (F)(G)	1,803	1,825
5.875%, 2–15–26 (F)	911	892
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (F)	674	688
5.875%, 9–30–26 (F)	446	435

		3,840

Commodity Chemicals – 0.6%
NOVA Chemicals Corp.:
4.875%, 6–1–24 (F)	1,215	1,170
5.250%, 6–1–27 (F)	486	452

		1,622

Construction Materials – 1.0%
Hillman Group, Inc. (The),
6.375%, 7–15–22 (F)(G)	3,027	2,724

Fertilizers & Agricultural Chemicals – 0.7%
Pinnacle Operating Corp.,
9.000%, 5–15–23 (F)(G)	1,956	1,741

Metal & Glass Containers – 0.5%
ARD Finance S.A. (7.125% Cash or 7.875% PIK),
7.125%, 9–15–23 (L)	248	251
ARD Securities Finance S.a.r.l. (8.750% Cash or 8.750% PIK),
8.750%, 1–31–23 (F)(L)	627	628
HudBay Minerals, Inc.:
7.250%, 1–15–23 (F)	188	193
7.625%, 1–15–25 (F)	282	291

		1,363

Paper Packaging – 0.1%
Flex Acquisition Co., Inc.,
6.875%, 1–15–25 (F)	321	307

Specialty Chemicals – 0.2%
Kraton Polymers LLC and Kraton Polymers Capital Corp.,
7.000%, 4–15–25 (F)	475	488

Total Materials – 4.5%		12,085

2018	ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services

Alternative Carriers – 0.7%
Consolidated Communications Finance II Co.,
6.500%, 10–1–22 (G)	$1,848	$1,746

Integrated Telecommunication Services – 10.9%
Frontier Communications Corp.:
6.875%, 1–15–25 (G)	1,856	1,128
11.000%, 9–15–25 (G)	2,876	2,243
8.500%, 4–1–26 (F)(G)	6,302	5,955
GCI, Inc.,
6.875%, 4–15–25 (G)	2,870	2,968
Olympus Merger Sub, Inc.,
8.500%, 10–15–25 (F)(G)	7,035	6,455
Sprint Corp.:
7.250%, 9–15–21 (G)	7,177	7,581
7.875%, 9–15–23 (G)	1,538	1,657
7.625%, 3–1–26	777	822

		28,809

Wireless Telecommunication Service – 1.0%
Digicel Group Ltd.:
8.250%, 9–30–20 (F)	452	345
7.125%, 4–1–22 (F)	535	350
Digicel Ltd.,
6.750%, 3–1–23 (F)(I)	698	582
Sable International Finance Ltd.,
6.875%, 8–1–22 (F)(G)	1,194	1,247
Sprint Nextel Corp.,
11.500%, 11–15–21	178	209

		2,733

Total Telecommunication Services – 12.6%		33,288

TOTAL CORPORATE DEBT SECURITIES – 106.6%		$281,914
(Cost: $284,765)

LOANS (M)
Consumer Discretionary

Advertising – 0.4%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 325 bps),
5.492%, 7–25–21 (C)	329	303
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps),
8.742%, 7–25–22	896	750

		1,053

Apparel Retail – 2.8%
J. Crew Group, Inc. (ICE LIBOR plus 322 bps):
5.450%, 3–5–21	282	256
5.462%, 3–5–21	202	183
5.606%, 3–5–21	742	675
Talbots, Inc. (The) (ICE LIBOR plus 450 bps),
6.742%, 3–19–20	1,763	1,726

LOANS (M) (Continued)	Principal	Value
Apparel Retail (Continued)
Talbots, Inc. (The) (ICE LIBOR plus 850 bps),
10.742%, 3–19–21	$618	$598
TRLG Intermediate Holdings LLC,
10.000%, 10–27–22	4,121	3,984

		7,422

Broadcasting – 0.5%
MLN U.S. Holdco LLC:
0.000%, 7–13–25 (N)	804	811
0.000%, 7–13–26 (N)	536	530

		1,341

Cable & Satellite – 0.0%
Liberty Cablevision of Puerto Rico LLC (ICE LIBOR plus 350 bps),
5.839%, 1–7–22	39	38

Education Services – 1.0%
Laureate Education, Inc. (ICE LIBOR plus 350 bps),
5.742%, 4–26–24	2,602	2,611

Housewares & Specialties – 0.4%
KIK Custom Products, Inc. (ICE LIBOR plus 400 bps),
6.242%, 5–15–23	1,162	1,156

Publishing – 0.2%
Recorded Books, Inc. (ICE LIBOR plus 450 bps),
6.886%, 8–31–25 (C)	482	486

Restaurants – 0.6%
NPC International, Inc. (ICE LIBOR plus 350 bps),
5.576%, 4–20–24	328	329
NPC International, Inc. (ICE LIBOR plus 750 bps),
9.576%, 4–18–25	1,346	1,356

		1,685

Specialized Consumer Services – 0.7%
Asurion LLC (ICE LIBOR plus 300 bps),
5.242%, 11–3–24	1,060	1,067
Asurion LLC (ICE LIBOR plus 600 bps),
8.742%, 8–4–25	765	786

		1,853

Specialty Stores – 1.3%
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps),
7.509%, 10–16–23	1,097	1,101
Jo-Ann Stores, Inc. (ICE LIBOR plus 925 bps),
11.432%, 5–21–24	2,323	2,294

		3,395

LOANS (M) (Continued)	Principal	Value
Textiles – 0.6%
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps),
6.408%, 6–15–25 (C)	$1,587	$1,599

Total Consumer Discretionary – 8.5%		22,639
Consumer Staples

Food Distributors – 0.3%
Dairyland USA Corp. (ICE LIBOR plus 400 bps),
6.080%, 6–22–22	730	733

Hypermarkets & Super Centers – 0.3%
GOBP Holdings, Inc. (ICE LIBOR plus 825 bps),
10.492%, 10–21–22	979	979

Total Consumer Staples – 0.6%		1,712
Energy

Coal & Consumable Fuels – 1.4%
Foresight Energy LLC (ICE LIBOR plus 725 bps),
7.992%, 3–28–22	2,848	2,842
Westmoreland Coal Co.,
0.000%, 5–22–19 (N)	66	66
Westmoreland Coal Co. (3-Month U.S. LIBOR plus 825 bps),
10.562%, 5–22–19	296	296
Westmoreland Coal Co. (ICE LIBOR plus 650 bps),
8.834%, 12–16–20 (O)	1,763	466

		3,670

Oil & Gas Drilling – 0.2%
KCA Deutag Alpha Ltd.,
0.000%, 5–16–20 (N)	532	517

Oil & Gas Equipment & Services – 0.5%
Larchmont Resources LLC (11.330% Cash or 11.330% PIK),
11.330%, 8–7–20 (C)(E)(L)	1,503	1,481

Oil & Gas Exploration & Production – 0.3%
California Resources Corp. (ICE LIBOR plus 475 bps),
6.962%, 12–31–22	761	772

Oil & Gas Storage & Transportation – 1.0%
Bowie Resources Holdings LLC (ICE LIBOR plus 1,075 bps),
12.992%, 2–16–21	1,032	980
Bowie Resources Holdings LLC (ICE LIBOR plus 575 bps),
7.992%, 8–12–20	1,569	1,540

		2,520

Total Energy – 3.4%		8,960

10	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2018

LOANS (M) (Continued)	Principal	Value
Financials

Asset Management & Custody Banks – 0.7%
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps),
9.092%, 7–20–26 (C)	$1,703	$1,737

Financial Exchanges & Data – 0.4%
Hudson River Trading LLC (ICE LIBOR plus 425 bps),
6.326%, 4–3–25 (C)	908	913

Insurance Brokers – 0.2%
NFP Corp. (ICE LIBOR plus 300 bps),
5.242%, 1–8–24	626	626

Investment Banking & Brokerage – 1.6%
Jane Street Group LLC (ICE LIBOR plus 375 bps),
5.992%, 8–25–22	4,170	4,184

Property & Casualty Insurance – 0.3%
Hub International Ltd. (ICE LIBOR plus 300 bps),
5.335%, 4–25–25	653	655

Specialized Finance – 1.7%
Mayfield Agency Borrower, Inc. (ICE LIBOR plus 450 bps),
6.742%, 2–28–25 (C)	3,372	3,388
Mayfield Agency Borrower, Inc. (ICE LIBOR plus 850 bps),
10.742%, 2–28–26 (C)	1,153	1,136

		4,524

Total Financials – 4.9%		12,639
Health Care

Health Care Equipment – 0.1%
LifeScan Global Corp.,
0.000%, 6–19–25 (C)(N)	266	254

Health Care Facilities – 1.5%
Gentiva Health Services, Inc. (ICE LIBOR plus 375 bps),
6.000%, 7–2–25 (C)	3,119	3,154
Gentiva Health Services, Inc. (ICE LIBOR plus 700 bps),
9.375%, 7–2–26	798	818

		3,972

Health Care Services – 0.7%
Heartland Dental LLC,
0.000%, 4–30–25 (N)	256	256
Heartland Dental LLC (ICE LIBOR plus 375 bps),
5.992%, 4–30–25	1,702	1,702

		1,958

LOANS (M) (Continued)	Principal	Value
Health Care Technology – 1.4%
Verscend Holding Corp. (ICE LIBOR plus 450 bps),
6.742%, 8–27–25	$3,740	$3,770

Life Sciences Tools & Services – 0.0%
Avantor, Inc. (ICE LIBOR plus 400 bps),
6.242%, 11–22–24	77	77

Pharmaceuticals – 0.2%
Concordia International Corp. (ICE LIBOR plus 550 bps),
7.620%, 9–6–24	488	476

Total Health Care – 3.9%		10,507
Industrials

Building Products – 0.4%
Hampton Rubber Co. & SEI Holding Corp. (ICE LIBOR plus 800 bps),
10.242%, 3–27–22	1,146	1,048

Construction & Engineering – 1.5%
McDermott Technology (Americas), Inc. (ICE LIBOR plus 500 bps),
7.242%, 5–10–25	3,257	3,301
Tensar International Corp. (ICE LIBOR plus 850 bps),
10.886%, 7–10–22 (C)	603	554

		3,855

Diversified Support Services – 0.4%
USS Ultimate Holdings, Inc. (ICE LIBOR plus 375 bps),
5.992%, 8–25–24	561	566
USS Ultimate Holdings, Inc. (ICE LIBOR plus 775 bps),
9.992%, 8–25–25	472	472

		1,038

Industrial Conglomerates – 0.9%
PAE Holding Corp. (ICE LIBOR plus 550 bps),
7.886%, 10–20–22	1,946	1,948
PAE Holding Corp. (ICE LIBOR plus 950 bps),
11.886%, 10–20–23	349	349

		2,297

Industrial Machinery – 1.4%
Dynacast International LLC (ICE LIBOR plus 850 bps),
10.886%, 1–30–23 (C)	3,719	3,663

Total Industrials – 4.6%		11,901
Information Technology

Application Software – 0.3%
Applied Systems, Inc. (ICE LIBOR plus 700 bps),
9.386%, 9–19–25	788	800

LOANS (M) (Continued)	Principal	Value
Data Processing & Outsourced Services – 0.8%
Colorado Buyer, Inc. (ICE LIBOR plus 300 bps),
9.360%, 5–1–25	$917	$916
Great Dane Merger Sub, Inc. (ICE LIBOR plus 375 bps),
5.992%, 5–21–25 (C)	1,311	1,313

		2,229

Total Information Technology – 1.1%		3,029
Materials

Construction Materials – 0.7%
Hillman Group, Inc. (The),
0.000%, 5–31–25 (N)	1,816	1,795

Total Materials – 0.7%		1,795
Telecommunication Services

Integrated Telecommunication Services – 1.2%
West Corp. (3-Month ICE LIBOR plus 400 bps),
6.242%, 10–10–24	3,176	3,164

Total Telecommunication Services – 1.2%		3,164

TOTAL LOANS – 28.9%		$76,346
(Cost: $77,030)

SHORT-TERM SECURITIES
Commercial Paper (P) – 4.8%
J.M. Smucker Co. (The),
2.400%, 10–1–18	12,801	12,799

Master Note – 2.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.470%, 10–5–18 (Q)	6,220	6,220

Money Market Funds – 0.2%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
2.140%, (R)(S)	525	525

TOTAL SHORT-TERM SECURITIES – 7.4%		$19,544
(Cost: $19,546)

TOTAL INVESTMENT SECURITIES – 146.5%		$387,275
(Cost: $389,391)

BORROWINGS (T) – (46.1)%		(122,000)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4)%		(861)

NET ASSETS – 100.0%		$264,414

2018	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2018

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Restricted securities. At September 30, 2018, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
BIS Industries Ltd.	12–22–17	804	$76	$55
J.G. Wentworth Co. (The)	1–25–18	249	2,193	2,427
Larchmont Resources LLC	12–8–16	2	560	457
Pinnacle Agriculture Enterprises LLC	3–10–17	1,358	617	758
Targa Resources Corp., 9.500%	10–24–17	3	3,292	3,200

			$6,738	$6,897

The total value of these securities represented 2.6% of net assets at September 30, 2018.

(E)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(F)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $220,806 or 83.5% of net assets.

(G)	All or a portion of securities with an aggregate value of $134,757 have been pledged as collateral on open borrowings.

(H)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro).

(I)	All or a portion of securities with an aggregate value of $512 are on loan.

(J)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2018.

(K)	Zero coupon bond.

(L)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(M)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Description of the reference rate and spread, if applicable, are included in the security description.

(N)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(O)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(P)	Rate shown is the yield to maturity at September 30, 2018.

(Q)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(R)	Investment made with cash collateral received from securities on loan.

(S)	Rate shown is the annualized 7-day yield at September 30, 2018.

(T)	Borrowings payable as a percentage of total investment securities is 31.5%.

The following forward foreign currency contracts were outstanding at September 30, 2018:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	321	U.S. Dollar	375	10–5–18	Morgan Stanley International	$2	$—

12	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2018

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$165	$—	$1,902
Energy	284	457	—
Financials	—	—	2,427
Health Care	223	—	—
Industrials	—	—	55
Total Common Stocks	$672	$457	$4,384
Preferred Stocks	—	3,200	758
Corporate Debt Securities	—	281,914	—	*
Loans	—	56,365	19,981
Short-Term Securities	525	19,019	—
Total	$1,197	$360,955	$25,123
Forward Foreign Currency Contracts	$—	$2	$—

Liabilities
Payable for Borrowing	$—	$122,000	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Loans
Beginning Balance 10-1-17	$—	$856	$8,538
Net realized gain (loss)	—	—	(50)
Net change in unrealized appreciation (depreciation)	1,878	(98)	213
Purchases	2,506	—	14,256
Sales	—	—	(1,255)
Amortization/Accretion of premium/discount	—	—	34
Transfers into Level 3 during the period	—	—	—
Transfers out of Level 3 during the period	—	—	(1,755)

Ending Balance 9-30-18	$4,384	$758	$19,981

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-18	$1,878	$(98)	$165

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the year ended September 30, 2018, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–18	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets

Common Stocks	$55	Market comparable approach	Adjusted EBITDA multiple	5.36x
	1,902	Market comparable approach	Adjusted EBITDA multiple	9.19x
	2,427	Third-party valuation service	Broker quotes	N/A

Preferred Stocks	758	Market comparable approach	Adjusted EBITDA multiple	11.10x
			Illiquidity discount	10%

Loans	19,981	Third-party valuation service	Broker quotes	N/A

Significant increases (decreases) in the adjusted revenue multiple and adjusted EBITDA multiple inputs could result in a higher (lower) fair value measurement. However, significant increases (decreases) in the illiquidity discount input could result in a lower (higher) fair value measurement.

2018	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2018

The following acronyms are used throughout this schedule:

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment in kind

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2018

STATEMENT OF ASSETS AND LIABILITIES	IVY HIGH INCOME OPPORTUNITIES FUND

AS OF SEPTEMBER 30, 2018

(In thousands, except per share amounts)
ASSETS
Investments in unaffiliated securities at value+^	$385,337
Investments in affiliated securities at market value+	1,938
Investments at Value	387,275
Cash	1,357
Investment securities sold receivable	1,535
Dividends and interest receivable	6,248
Unrealized appreciation on forward foreign currency contracts	2
Receivable from securities lending income – net	1
Prepaid and other assets	7
Total Assets	396,425

LIABILITIES
Cash collateral on securities loaned at value	525
Investment securities purchased payable	9,313
Independent Trustees and Chief Compliance Officer fees payable	8
Shareholder servicing payable	6
Investment management fee payable	32
Accounting services fee payable	10
Payable for borrowing	122,000
Interest payable for borrowing	111
Other liabilities	6
Total Liabilities	132,011
Commitments and Contingencies (see Note 2 and Note 8)
Total Net Assets	$264,414

NET ASSETS
Capital paid in	$315,820
Undistributed net investment income	1,875
Accumulated net realized loss	(51,167)
Net unrealized depreciation	(2,114)
Total Net Assets	$264,414

CAPITAL SHARES OUTSTANDING	16,570

NET ASSET VALUE PER SHARE	$15.96

+COST
Investments in unaffiliated securities at cost	$387,368
Investments in affiliated securities at cost	$2,023

^Securities loaned at value	$512

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	15

STATEMENT OF OPERATIONS	IVY HIGH INCOME OPPORTUNITIES FUND

FOR THE YEAR ENDED SEPTEMBER 30, 2018

(In thousands)
INVESTMENT INCOME
Dividends from unaffiliated securities	$279
Interest and amortization from unaffiliated securities	29,496
Interest and amortization from affiliated securities	151
Securities lending income – net	2
Total Investment Income	29,928

EXPENSES
Investment management fee	3,886
Interest expense for borrowing	3,138
Shareholder servicing	46
Custodian fees	5
Independent Trustees and Chief Compliance Officer fees	13
Accounting services fee	122
Professional fees	84
Other	73
Total Expenses	7,367
Net Investment Income	22,561

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(18,558)
Forward foreign currency contracts	46
Foreign currency exchange transactions	(1)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	10,982
Investments in affiliated securities	(94)
Forward foreign currency contracts	13
Foreign currency exchange transactions	— *
Net Realized and Unrealized Loss	(7,612)
Net Increase in Net Assets Resulting from Operations	$14,949

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

16	ANNUAL REPORT	2018

STATEMENTS OF CHANGES IN NET ASSETS	IVY HIGH INCOME OPPORTUNITIES FUND

(In thousands)	Year ended 9-30-18	Year ended 9-30-17
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$22,561	$24,951
Net realized loss on investments	(18,513)	(1,240)
Net change in unrealized appreciation	10,901	12,086
Net Increase in Net Assets Resulting from Operations	14,949	35,797

Distributions to Shareholders From:
Net investment income	(21,210)	(24,519)
Net realized gains	—	—
Total Distributions to Shareholders	(21,210)	(24,519)
Capital Share Transactions:
Net proceeds from the sale of shares	51	—
Net Increase In net assets from share transactions	51	—
Net Increase (Decrease) in Net Assets	(6,210)	11,278
Net Assets, Beginning of Period	270,624	259,346
Net Assets, End of Period	$264,414	$270,624
Undistributed net investment income	$1,875	$344

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	17

STATEMENT OF CASH FLOWS	IVY HIGH INCOME OPPORTUNITIES FUND

FOR THE YEAR ENDED SEPTEMBER 30, 2018

(In thousands)
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$14,949
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investment securities	(168,528)
Proceeds from sales of long-term investment securities	187,902
Purchases of short-term portfolio investment securities, net	(13,478)
Decrease in dividends and interest receivable	391
Increase in receivable from securities lending income	(1)
Decrease in prepaid and other assets	5
Increase in cash collateral on securities loaned at value	525
Increase in independent trustees and chief compliance officer fees payable	1
Increase in shareholder servicing payable	4
Increase in investment management fee payable	10
Increase in interest payable for borrowing	33
Increase in other liabilities	6
Net realized loss on investments in unaffiliated securities	18,558
Net change in unrealized appreciation on investments in unaffiliated securities	(10,982)
Net change in unrealized depreciation on investments in affiliated securities	94
Net change in unrealized appreciation on forward foreign currency contracts	(13)
Net accretion and payment in kind income on investment securities	(1,630)
Net cash provided by operating activities	27,846
Cash flows used for financing activities:
Proceeds from shares sold	51
Cash dividends paid	(21,210)
Payments for borrowing	(6,000)
Net cash used for financing activities	(27,159)
Net increase in cash and foreign currency	687
Cash and foreign currency, at beginning of period	670
Cash and foreign currency, at end of period	$1,357
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$3,105

See Accompanying Notes to Financial Statements.

18	ANNUAL REPORT	2018

FINANCIAL HIGHLIGHTS	IVY HIGH INCOME OPPORTUNITIES FUND

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Year ended 9-30-2018	Year ended 9-30-2017	Year ended 9-30-2016	Year ended 9-30-2015	Year ended 9-30-2014
Net Asset Value, Beginning of Year	$16.34	$15.65	$15.60	$19.35	$19.41
Net Investment Income(1)	1.36	1.51	1.57	1.62	1.67
Net Realized and Unrealized Gain (Loss) on Investments	(0.46)	0.66	0.08	(3.41)	0.12
Total from Investment Operations	0.90	2.17	1.65	(1.79)	1.79
Distributions From Net Investment Income	(1.28)	(1.48)	(1.60)	(1.66)	(1.77)
Distributions From Net Realized Gains	—	—	—	(0.30)	(0.08)
Total Distributions	(1.28)	(1.48)	(1.60)	(1.96)	(1.85)
Net Asset Value, End of Year	$15.96	$16.34	$15.65	$15.60	$19.35
Share Price, End of Year	$14.26	$15.97	$14.38	$12.97	$17.29
Total Return(2) — Net Asset Value	6.68%	15.14%	13.71%	(8.76)%	10.52%
Total Return(2) — Share Price(3)	(2.47)%	22.55%	25.67%	(15.11)%	7.69%
Net Assets, End of Year (in millions)	$264	$271	$259	$258	$321
Managed Assets(4), End of Year (in millions)	$386	$399	$370	$383	$455
Ratio of Expenses to Average Net Assets	2.77%	2.35%	2.09%	1.98%	1.94%
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.59%	1.58%	1.56%	1.55%	1.55%
Ratio of Net Investment Income to Average Net Assets	8.50%	9.31%	10.59%	9.07%	8.35%
Ratio of Expenses to Average Managed Assets(4)	1.90%	1.62%	1.44%	1.36%	1.36%
Ratio of Expenses to Average Managed Assets(4) Excluding Interest Expense	1.09%	1.09%	1.08%	1.07%	1.08%
Ratio of Net Investment Income to Average Managed Assets(4)	5.81%	6.43%	7.28%	6.24%	5.83%
Portfolio Turnover Rate	46%	39%	39%	47%	43%

(1)	Based on average weekly shares outstanding.

(2)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns based on Net Asset Value and Share Price do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)

Total investment return at share price will differ from results at NAV. Returns at share price can be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends.

(4)

The term Managed Assets means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities, other than the aggregate indebtedness entered into for purposes of leverage.

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	19

NOTES TO FINANCIAL STATEMENTS	IVY HIGH INCOME OPPORTUNITIES FUND

SEPTEMBER 30, 2018

1.	ORGANIZATION

Ivy High Income Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on January 30, 2013, pursuant to an Agreement and Declaration of Trust, as amended and restated on March 28, 2013, governed by the laws of the State of Delaware. The Fund commenced operations on May 29, 2013. Prior to that date, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest to Ivy Investment Management Company (“IICO” or the “Adviser”), the Fund’s investment adviser. The Fund’s common shares are listed on the New York Stock Exchange (the “NYSE”) and trade under the ticker symbol “IVH”.

The Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including secured and unsecured loan assignments, loan participations and other loan instruments (“Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined in the prospectus) in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), or unrated but judged by the Adviser to be of comparable quality.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Fund (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Dividends and Distributions to Shareholders. Dividends to shareholders are declared monthly. Distributions from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Income Taxes. It is the policy of the Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The Fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Fund periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules

20	ANNUAL REPORT	2018

and regulations of the U.S. Commodities Futures Trading Commission require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. While the Fund may not invest in issues (such as secured debt issues or corporate debt issues) that are in default at the time of purchase, issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries.

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Leverage Risk. The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s Net Asset Value (“NAV”), share price and distributions. Leverage risk can be introduced through structural leverage (borrowings) or portfolio leverage through the use of certain derivative instruments held in the Fund’s portfolio. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased net income per share, but there is no assurance that the Fund’s leveraging strategy will be successful.

Loans. The Fund may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the London Interbank Offered Rate (“LIBOR”) or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When the Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential

2018	ANNUAL REPORT	21

assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When the Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, the Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. The Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO considers advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Fund’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Basis of Preparation. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Statement of Cash Flows. U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of borrowing arrangements, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase/decrease in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

New Rule Issuance. In March 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable

22	ANNUAL REPORT	2018

debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management is currently evaluating the implication of this amendment and its impact to the Fund’s financial statements and related disclosures.

In August 2018, the FASB issued ASU 2018-13 which changes the fair value measurement disclosure requirements of ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the implication of this amendment and its impact to the Fund’s financial statements and related disclosures.

In October 2018, the Securities Exchange Commission (“Commission”) adopted amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. GAAP, or changes in the information environment. We are also referring certain Commission disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments are effective November 2018. Management is currently evaluating the implication of these amendments and their impact to the Fund’s financial statements and related disclosures.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s investments are reported at fair value. Fair value is defined as the price that the Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. The Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of the Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of

2018	ANNUAL REPORT	23

the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When the Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by the Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major classes of assets and liabilities measured at fair value on a recurring basis follows:

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which values are provided by an independent pricing service. Forward contract values are categorized in Level 2 of the fair value hierarchy. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Swap values are categorized in Level 2 of the fair value hierarchy.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield

24	ANNUAL REPORT	2018

curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Payable for Borrowings. The Fund uses a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions or the perceived credit risk of the Fund, as applicable. Consideration may also include an evaluation of collateral.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of September 30, 2018, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Fund uses derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Fund’s financial positions and results of operations.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to the Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Collateral and rights of offset. The Fund mitigates credit risk with respect to over-the-counter (“OTC”) derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. The amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

2018	ANNUAL REPORT	25

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of September 30, 2018:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Unrealized appreciation on forward foreign currency contracts	$2	$—	$2	$—	$—	$—	$2

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of year ended September 30, 2018:

Type of Risk Exposure	Assets		Liabilities
	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Foreign currency	Unrealized appreciation on forward foreign currency contracts	$2		$—

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended September 30, 2018:

	Net realized gain (loss) on:
Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Foreign currency	$—	$—	$—	$—	$46	$46

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended September 30, 2018:

	Net change in unrealized appreciation (depreciation) on:
Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Foreign currency	$—	$—	$—	$—	$13	$13

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended September 30, 2018, the average derivative volume was as follows:

Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
$5	$—	$—	$—	$—	$—

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as the Fund’s investment manager. The Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average

26	ANNUAL REPORT	2018

daily value of the Fund’s ”Managed Assets.” The term Managed Assets means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities, other than the aggregate indebtedness entered into for purposes of leverage.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Trust’s Deferred Fee Agreement entered into between the Fund and the Trustee(s). The Fund records the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Fund are shown on the Statement of Operations.

Accounting Services Fees. The Fund has an Accounting Services and Administrative Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, the Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average managed asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

The Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of managed assets with no fee charged for managed assets in excess of $1 billion. This fee is voluntarily waived by WISC until the Fund’s managed assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Other Fees. The Fund pays all costs and expenses of its operations, including, but not limited to, compensation of its Trustees (other than those affiliated with the Adviser), custodian, administrator, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

6.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended September 30, 2018 follows:

	9-30-17 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	9-30-18 Share Balance	9-30-18 Value	Net Change in Unrealized Depreciation
Larchmont Resources LLC(1)	2	$—	$—	$—	$—	2	$457	$(95)

	9-30-17 Principal Balance				Interest Received	9-30-18 Principal Balance		Net Change in Unrealized Appreciation
Larchmont Resources LLC (11.330% Cash or 11.330% PIK), 11.330%, 8-7-20	$1,387	$116	$—	$—	$151	$1,503	$1,481	$1

(1)	No dividends were paid in the preceding 12 months.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2018, were as follows:

Purchases		Sales
U.S. Government	Other Issuers	U.S. Government	Other Issuers
$—	$171,198	$—	$186,159

8.	BORROWINGS

The Fund entered into a $160 million (“Facility Limit”) prime brokerage facility (“Borrowings”) with Pershing LLC as a means of financial leverage. Interest was charged on the Borrowings at one month LIBOR plus 0.75% on the amount borrowed. There are no other fees associated with this borrowing arrangement. During the year ended September 30, 2018, the average daily balance outstanding and weighted interest rate on the Borrowings were $123,119,178 and 2.514%, respectively.

2018	ANNUAL REPORT	27

In order to maintain the Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by securities held by the Fund as noted in the Schedule of Investments.

Borrowings outstanding are recognized as “Payable for borrowing” on the Statement of Assets and Liabilities. Interest charged on the amount borrowed is recognized as a component of “Interest expense for borrowing” on the Statement of Operations.

9.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statement of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for the Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of September 30, 2018 and the total value of the related cash collateral are disclosed in the Statement of Assets and Liabilities. Income earned by the Fund from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2018:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$512	$525	$—	$525

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The Board has approved the Fund’s participation in a securities lending program, whereby the Fund lends certain of its portfolio securities to borrowers to receive additional income and increase the rate of return of its portfolio. BNYM serves as the securities lending agent for the program. As securities lending agent, BNYM is responsible for (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of the Fund with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities. The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund during the year ended September 30, 2018.

	Securities Lending Activities
Gross income from securities lending activities	$3
Securities lending income paid to BNYM for services as securities lending agent	1
Cash collateral management fees not included in securities lending income paid to BNYM	0
Administrative fees not included in securities lending income paid to BNYM	0
Indemnification fees not included in securities lending income paid to BNYM	0
Rebates (paid to borrowers)		*
Other fees not included in securities lending income paid to BNY	0
Aggregate fees/compensation for securities lending activities	1
Net income from securities lending activities	$2

* Not shown due to rounding.

28	ANNUAL REPORT	2018

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

10.	CAPITAL SHARE TRANSACTIONS ($ amounts in thousands)

The Fund has authorized 18,750,000 of $0.001 par value common shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year ended 9-30-18		Year ended 9-30-17
	Shares	Value	Shares	Value
Shares issued from sale of shares	3	$51	—	$—
Shares issued in reinvestment of distributions to shareholders	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	3	$51	—	$—

11.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations. At year ended September 30, 2018, the Fund had outstanding bridge loan commitments of $8,029.

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2018 and the related unrealized appreciation (depreciation) were as follows:

Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Depreciation
$404,642	$8,166	$25,533	$(17,367)

For Federal income tax purposes, the Fund’s distributed and undistributed earnings and profit for the year ended September 30, 2018 and the post-October and late-year ordinary activity were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
$1,770	$—	$—	$—	$—

Internal Revenue Code regulations permit the Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. The Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2018 and 2017 were as follows:

September 30, 2018		September 30, 2017
Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
$21,210	$—	$24,519	$—

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

2018	ANNUAL REPORT	29

Accumulated capital losses represent net capital loss carryovers as of September 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gain distributions. As of September 30, 2018, the capital loss carryovers were as follows:

Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
$5,678	$30,122

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, foreign currency transactions, income from passive foreign investment companies (PFICs) and partnership transactions. At September 30, 2018, the following reclassifications were made:

Undistributed Net Investment Income	Accumulated Net Realized (Loss)	Paid-In Capital
$181	$(181)	$—*

*	Not shown due to rounding.

30	ANNUAL REPORT	2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY HIGH INCOME OPPORTUNITIES FUND

To the Shareholders and Board of Trustees of Ivy High Income Opportunities Fund:

Opinion	on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Ivy High Income Opportunities Fund, (the “Fund”), including the schedule of investments, as of September 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis	for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

November 20, 2018

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

2018	ANNUAL REPORT	31

INCOME TAX INFORMATION	IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

The Fund hereby designates the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2018:

Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
$—	$—

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from the Fund.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

32	ANNUAL REPORT	2018

DIVIDEND REINVESTMENT PLAN	IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “DRIP”), unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your common shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “DRIP Agent”), in additional common shares under the DRIP. You may elect not to participate in the DRIP by contacting the DRIP Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, Inc. as dividend paying agent.

If you participate in the DRIP, the number of common shares you will receive will be determined as follows:

(1) If the market price of the common shares on the record date (or, if the record date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the common shares, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price of the common shares on the determination date.

(2) If 98% of the net asset value per share of the common shares exceeds the market price of the common shares on the determination date, the DRIP Agent will receive the dividend or distribution in cash and will buy common shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the common shares at the close of trading on the NYSE on the determination date before the DRIP Agent has completed the open market purchases, or (ii) if the DRIP Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP Agent will cease purchasing common shares in the open market and the Fund shall issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date, or (b) 95% of the then-current market price per share.

Common shares in your account will be held by the DRIP Agent in non-certificated form. Any proxy you receive will include all shares of common shares you have received under the DRIP.

You may withdraw from the DRIP (i.e., opt-out) by notifying the DRIP Agent in writing at P.O. Box 43078, Providence, Rhode Island 02940-3078. Such withdrawal will be effective immediately if notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the DRIP Agent’s investment of the most recently declared dividend or distribution on the common shares. The DRIP may be amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, the DRIP Agent will continue to hold whole shares for you in non-certificated form until otherwise notified by you, and will cause a cash adjustment for any fractional shares to be delivered to you after deducting brokerage commissions actually incurred. You may elect to notify the DRIP Agent in advance of such termination, or at any time following termination, to have the DRIP Agent sell part or all of your common shares on your behalf. You will be charged a service charge and the DRIP Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a per share processing fee, which includes any brokerage commissions incurred by the DRIP Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional common shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your common shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the DRIP.

The Fund reserves the right to amend or terminate the DRIP if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

Additional information about the DRIP and your account may be obtained from the DRIP Agent at P.O. Box 43078, Providence, Rhode Island 02940-3078 or by calling the DRIP Agent at (800)-426-5523.

2018	ANNUAL REPORT	33

BOARD OF TRUSTEES AND OFFICERS	IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

The Fund is governed by the Board of Trustees (the “Board”). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Independent Trustees. The Board elects the officers who are responsible for administering the Fund’s day-to-day operations. The Fund is part of the Fund Complex, which is comprised of the Fund, 50 portfolios within the Ivy Funds (the “Ivy Trust”), an open-end management investment company, 29 portfolios within the Ivy Variable Insurance Portfolios (“Ivy VIP”), 3 funds within the Ivy NextShares (“NextShares”) and 6 portfolios within the InvestEd Portfolios (“InvestEd”). Each member of the Board also is a member of the Board of Trustees of each of the other trusts within the Fund Complex.

Joseph Harroz, Jr. serves as Independent Chair of each fund in the Fund Complex.

The Board is classified into three classes — Class I, Class II and Class III — as nearly equal in number as reasonably possible, with the trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Under the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and its Amended and Restated By-Laws (the “Bylaws”), a Trustee may serve as a Trustee until his or her term expires, or until he or she dies, resigns, declares bankruptcy, is adjudicated incompetent or lacks capacity to perform the duties of the office, or removal. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareholder communications.

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Independent Trustees

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2013	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); Chairman of the Board, Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present)	89	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1981 to present); Member, Kansas Board of Regents (2007-2011); Trustee and Governance Committee Member, Kansas State University Foundation (Education) (1981 to present); Director, Kansas Bioscience Authority (2009-2016); Committee Member, Kansas Foundation for Medical Care (2001-2011); Trustee, Waddell & Reed Advisors Funds (2007-2018); Trustee, Ivy Funds (2002 to present) (50 portfolios overseen); Trustee, Ivy VIP (2007 to present) (29 portfolios overseen): Trustee, InvestEd Portfolios (2007 to present) (6 portfolios overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

34	ANNUAL REPORT	2018

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Professor of Law, Washburn University School of Law (1973 to present)	89	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Waddell & Reed Advisors Funds (1997-2018); Trustee Ivy Funds (2017 to present) (50 portfolios overseen); Trustee, Ivy VIP (1997 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2013	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present)	89	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy Funds (2002 to present) (50 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

2018	ANNUAL REPORT	35

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2013 2013	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present)	89	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008 to 2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, Waddell & Reed Advisors Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy Funds (Independent Chairman: 2006 to present; Trustee: 1998 to present) (50 portfolios overseen); Independent Chairman and Trustee, Ivy VIP (Independent Chairman: 2015 to present; Trustee: 1998 to present) (29 portfolios overseen); Independent Chairman and Trustee, InvestEd Portfolios, (Independent Chairman: 2015 to present; Trustee: 2001 to present) (6 portfolios overseen); Independent Chairman and Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

36	ANNUAL REPORT	2018

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2013	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	89	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy Funds (2002 to present) (50 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios, (2017 to present) (6 portfolios overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)
Frank J. Ross, Jr. Polsinelli PC 700 West 47th Street, Suite 1000 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli PC (law firm) (1980 to present)	89	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009); Trustee, Waddell & Reed Advisors Funds (1996-2018); Trustee, Ivy Funds (2017 to present) (50 portfolios overseen); Trustee, Ivy VIP (1996 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

2018	ANNUAL REPORT	37

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2013	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999)	89	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to 2017); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy Funds (2002 to present) (50 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy NextShares, (2016 to present) (3 portfolios overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2013	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	89	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, Hansberger Institutional Funds (2000-2007); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy Funds, (1999 to present) (50 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios, (2017 to present) (6 portfolios overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

38	ANNUAL REPORT	2018

Interested Trustee

Mr. Herrmann is “interested” by virtue of his former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including the Fund’s investment manager, Ivy Investment Management Company (“IICO”), and the Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2013	Retired, Non-Executive Chairman of the Board, WDR (2016-2018); Formerly Chairman, WDR (2010-2018); CEO, WDR (2005-2016); President, CEO and Chairman, IICO (2002-2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (2001-2016)	89	Director, WDR, (1998 to present) ; Director, IICO (2002-2016) ; Director, WRIMCO (1991-2016) ; Director, WISC (2001-2016) ; Director, W&R Capital Management Group, Inc. (2008-2016) ; Director, WRI (1993-2016); Director, Blue Cross Blue Shield of Kansas City (2007-2017); Trustee, Waddell & Reed Advisors Funds (1998-2018); Trustee, Ivy Funds (1998 to present) (50 portfolios overseen); Trustee, Ivy VIP (1998 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Senior Vice President and Associate General Counsel of Waddell & Reed and Ivy Distributors, Inc. (“IDI”) (2018 to present); Secretary for each of the funds in the Fund Complex (2017 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2013 2013 2013	2006 2006 2007	Vice President of Waddell & Reed Services Company (“WRSCO”) (2007 to present); Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Funds Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006)
Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2006	CEO, WDR (2016 to present); Chief Investment Officer, WDR (2011 to present); Chief Investment Officer, IICO and WRIMCO (2010 to present); President, CEO and Chairman, IICO (2016 to present); President of each of the funds in the Funds Complex (2016 to present)

2018	ANNUAL REPORT	39

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2013 2013	2006 2004	Chief Compliance Officer (2004 to present); Vice President of WRIMCO and IICO (2006 to present); Vice President of each of the funds in the Fund Complex (2006 to present)
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2013	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President, Waddell & Reed and IDI (2017 to present); Vice President of Waddell & Reed and IDI (2010-2016)
John E. Sundeen, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1960	Vice President	2016	2006	Senior Vice President (1999 to present) and Chief Administrative Officer (2006 to present) of WDR; Executive Vice President and Chief Administrative Officer of IICO and WRIMCO (2004 to present); Executive Vice President of WRSCO (2016 to present)

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

** Mr. Sanders was Vice President of the Trust since 2006, and of the Fund Complex since 1998, until his appointment as President in August 2016.

40	ANNUAL REPORT	2018

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT	IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

At a meeting of the Board of Trustees (the “Board”) of Ivy High Income Opportunities Fund (the “Trust”) held on August 14th and 15th, 2018, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust.

The Board’s Independent Trustees were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of IICO. Independent legal counsel explained the factors that the Board should consider as part of its review of the Management Agreement, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO, profitability (including any fall-out benefits) from IICO’s relationship with the Trust, economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO in response to a 15(c) due diligence request list submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2018. They further reviewed these materials extensively among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 14-15, 2018 Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Management Agreement are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Trust by IICO, taking into account the large amount of materials produced by IICO in response to the 15(c) due diligence requests submitted by independent legal counsel to the Independent Trustees.

The Board also took into account the report from its Investment Oversight Committee (the “IOC”), in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the performance of the Trust, IICO’s investment risk management function, and the proposed and on-going changes IICO has been considering for itself and the overall fund complex.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO, as well as the other services provided to the Trust by IICO (such as managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Trust’s investment restrictions, producing reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Trust policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO, noting the resources that IICO has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Trust was likely to benefit from the continued provision of those services.

Benefits from the Relationship with the Trust

The Board next discussed whether IICO derives any other direct or indirect benefit from serving the Trust. In that regard, the Board discussed the administrative and fund accounting servicing fees that Waddell & Reed Services Company, an affiliate of IICO, provides the Trust and the benefits that accrue to that service provider organization. After full consideration of these and other factors, the Board concluded that none of IICO nor any of its affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Trust and whether fee levels reflect those economies of scale for the benefit of the Trust’s shareholders. The Board considered the significant number of initiatives that IICO is undertaking to seek to rationalize the fund complex, reduce expenses and enhance performance.

2018	ANNUAL REPORT	41

Performance of the Trust and Costs of Services Provided

The Board considered the performance of the Trust and the costs of the services provided. Specifically, the Board examined the investment performance of the Trust, including the percentile ranking of the Trust over various periods of time. The Board also examined the performance of the Trust against its Lipper index for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Trust’s performance was acceptable.

The Board also considered the expenses and expense ratio of the Trust in light of the services provided by IICO. The Board also compared the Trust’s expenses with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in the same asset class. In that regard, the Board noted that IICO performs significant additional services for the Trust as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Trust, including the methodology used to calculate profitability. The Board finally considered the amount of assets in the Trust, and how that affects the Trust’s expense ratio, noting that, as the Trust’s assets have increased or decreased over time, the expense ratio of the Trust generally has fallen or risen, respectively. After completing this examination, the Board concluded that the Trust’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to the Trust. The independent fee consultant’s review addressed the following fee-related factors:

1.	The nature, extent and quality of IICO’s services to the Trust;

2.	Management fees and expenses in the context of performance;

3.	Product category expenses, including peers;

4.	Profit margins of IICO’s parent from supplying such services;

5.	Subadviser and institutional fee analyses; and

6.	Possible economies of scale as the Trust grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Trust in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2018, approximately 15% of the funds within the fund complex were in the top quartile of performance and 33% of such funds were in the top two quartiles of performance, and that short-term performance of such funds were showing signs of improvement. Specifically, the report noted that 49% of the funds were in the top two quartiles in the one-year period, and that 31% of all such funds had improving performance in their one-year period. The independent fee consultant noted that the funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO, including economic analysis, investment management depth, ability to attract top talent, strategic vision, performance-focused culture, and an effective trading infrastructure.

The report further indicated that total expenses of the funds, on average, were 4% over the average total expenses of their respective Broadridge Expense Group peers and flat compared to the average total expenses for their Broadridge Expense Universes. The net management fees for the funds were 4% over the average management fees of their respective Broadridge Expense Group peers and 6% over the average net management fees for their Broadridge Expense Universes.

The report also stated that the management fees IICO charges to the funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the funds’ shareholders generally are benefitting from lower expenses as the funds’ assets grow through management fee breakpoints, decline in transfer agency expenses, decline in custody contract rates and declines in other non-management expenses.

The report also noted that the overall profitability of IICO’s parent relative to other complexes is reasonable. Finally, the report noted that IICO has continued to invest time in fund mergers, which could help drive down expenses for shareholders of the other funds in the complex.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the Trust in the previous 12 months are reasonable and provide adequate justification for renewal of the Trust’s existing Management Agreement.

42	ANNUAL REPORT	2018

ANNUAL PRIVACY NOTICE	IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

The following privacy notice is issued by Ivy High Income Opportunities Fund (the “Fund”) and Ivy Investment Management Company (“IICO”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to affect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Fund, IICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

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46	ANNUAL REPORT	2018

PROXY VOTING INFORMATION	IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY HIGH INCOME OPPORTUNITIES FUND

Portfolio holdings can be found on the Fund’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of the Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Fund’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY HIGH INCOME OPPORTUNITIES FUND

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

CERTIFICATIONS	IVY HIGH INCOME OPPORTUNITIES FUND

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Visit us online at www.ivyinvestments.com

The Fund is managed by Ivy Investment Management Company.

2018	ANNUAL REPORT	47

ANN-IVH (9-18)

ITEM 2.  CODE OF ETHICS

(a)

As of September 30, 2018, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jarold W. Boettcher, James D. Gressett, and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2018	$39,450
2017	37,600

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2018	$0
2017	0

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2018	$4,455
2017	4,325

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2018	$0
2017	0

These fees are related to the review of internal control.

(e)(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

$4,325 and $4,455 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $137,000 and $116,700 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Ivy High Income Opportunities Fund (the “Fund”) has delegated all proxy voting responsibilities to Ivy Investment Management Company, the Fund’s investment adviser (the “Adviser”). The Adviser has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and the Adviser’s corresponding positions.

Board of Directors Issues:

The Adviser generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

The Adviser generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

The Adviser generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. The Adviser will support such protection so long as it does not exceed reasonable standards.

The Adviser generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

The Adviser generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

The Adviser generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

The Adviser generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

The Adviser generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

The Adviser generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

The Adviser will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

The Adviser will generally vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest between the Adviser and the Fund:

The Adviser will use the following three-step process to address conflicts of interest: (1) the Adviser will attempt to identify any potential conflicts of interest; (2) the Adviser will then determine if the conflict as identified is material; and (3) the Adviser will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Fund and not the product of a material conflict.

(1)

Identifying Conflicts of Interest: The Adviser will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. The Adviser will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

●

Business Relationships – The Adviser will review any situation for a material conflict where the Adviser provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that the Adviser (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage the Adviser to vote in favor of management.

●

Personal Relationships – The Adviser will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

●

Familial Relationships – The Adviser will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

The Adviser will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2)

“Material Conflicts”: The Adviser will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, the Adviser will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3)	Procedures to Address Material Conflicts: The Adviser will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

●

Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, the Adviser will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

●

Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, the Adviser may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, and should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and the Adviser chooses to use a predetermined voting policy, the Adviser will not be permitted to vary from the established voting policies established herein.

●

Seek Board of Trustees Guidance – If the Material Conflict does not fall within one of the situations referenced above, the Adviser may seek guidance from the Fund’s Board of Trustees (the “Board”) on matters involving a conflict. Under this method, the Adviser will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. The Adviser may use the Board guidance to vote proxies for its non-mutual fund clients.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)     Portfolio Manager

Chad A. Gunther is primarily responsible for the day-to-day management of Ivy High Income Opportunities Fund (the “Fund”) and has served in that position since July 2014. Mr. Gunther is Senior Vice President of WRIMCO and IICO and portfolio manager for other investment companies for which

WRIMCO or IICO serves as investment manager. He has been an employee of WRIMCO since January 2003, initially serving as an investment analyst. He has served as assistant portfolio manager for funds managed by WRIMCO and IICO since 2008. Mr. Gunther earned a BS in business administration with an emphasis in economics from the University of Kansas, and an MBA with an emphasis in finance from Washington University/St. Louis Olin Graduate School of Business.

(a)(2)  Other Accounts

The following table provides information relating to Chad A. Gunther as of September 30 2018:

Chad A. Gunther

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5*	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$7,671.6	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*For two of these accounts, Mr. Gunther is responsible for only a portion of the assets managed.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

●

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

●

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. The Adviser seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to the Adviser’s Allocation Procedures.

The Adviser and the Fund have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)  Portfolio Manager Compensation (as of September 30, 2018)

The Adviser believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s bases salary, the Adviser reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of the Adviser is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure linked to investment performance, described below; c) eligibility to receive equity-based compensation in the form of shares of Waddell & Reed Financial, Inc. (“WDR”), the Adviser’s publicly traded parent company, that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards. If WDR stock is awarded, it will vest over a period of four years, with the first vesting to take place two years after the date of the award; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by the Adviser.

The portfolio manager can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by the Adviser (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by the Adviser (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by the Adviser (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all of the Adviser’s employees.

(a)(4)    Securities Ownership of Portfolio Manager (as of September 30, 2018)

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Chad A. Gunther	Ivy High Income Opportunities Fund	$0	N/A	$500,001 to $1,000,000

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Chad A. Gunther	Ivy High Income Opportunities Fund	$0	$100,001 to $500,000

1 Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
10-1-17 – 10-31-17	9,665	$15.81	9,665	2,179,765
11-1-17 – 11-30-17	9,997	$14.83	9,997	2,179,765
12-1-17 – 12-31-17	11,504	$14.82	11,504	2,179,765
1-1-18 – 1-31-18	8,083	$14.61	8,083	2,179,765
2-1-18 – 2-28-18	8,692	$14.23	8,692	2,179,765
3-1-18 – 3-31-18	8,851	$14.21	8,851	2,179,765
4-1-18 – 4-30-18	8,880	$14.27	8,880	2,179,765
5-1-18 – 5-31-18	8,851	$14.30	8,851	2,179,765
6-1-18 – 6-30-18	8,702	$14.51	8,702	2,179,765
7-1-18 – 7-31-18	8,872	$14.25	8,872	2,179,765
8-1-18 – 8-31-18	6,890	$14.50	6,890	2,179,765
9-1-18 – 9-30-18	6,045	$14.35	6,045	2,179,765
TOTAL	105,032

* The registrant’s repurchase program, for the repurchase of 2,182,912 shares, was authorized May 29, 2013. On October 16, 2017, the Fund issued 3,147 new shares from the Fund’s reserve account. All other repurchases made by the registrant pursuant to the program were made through open-market transactions and not through the issuance of new shares.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)     The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY HIGH INCOME OPPORTUNITIES FUND

(Registrant)

By	/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, President and Principal Executive Officer

Date: December 7, 2018

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: December 7, 2018